EXHIBIT 4.2

TEMPORARY CERTIFICATE – EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

COMMON STOCK

NUMBER

PG

Premiere Global Services

SHARES

THIS CERTIFICATE IS TRANSFERABLE IN ATLANTA, GA AND NEW YORK, NY

PAR VALUE $.01

PREMIERE GLOBAL SERVICES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 740585 10 4

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

PREMIERE GLOBAL SERVICES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officer.

Dated:

PREMIERE GLOBAL SERVICES, INC. CORPORATE SEAL GEORGIA

CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

SUNTRUST BANK

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

CERTIFICATE OF STOCK

PREMIERE GLOBAL SERVICES, INC.

The Corporation will furnish without charge to each stockholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or to the Transfer Agent named on the face of this Certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—	_________Custodian _________
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right		under Uniform Gifts to Minors Act
		of survivorship and not as		____________________________
		tenants in common			(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________________________________________________________________________

Please print or typewrite name and address including postal zip code of assignee

______________________________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________________________________________________

______________________________________________________________________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, __________________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of June 23, 1998 (as such may be amended from time to time, the “Rights Agreement”), between Premiere Technologies, Inc. (the “Company”) and SunTrust Bank, Atlanta, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be terminated, may become exercisable for securities or assets of the Company or of another entity, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become void (if they are “Beneficially Owned” by an “Acquiring Person” or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge promptly after the receipt of a written request therefor.